REVOCABLE PROXY
CARROLL COMMUNITY BANK
SPECIAL MEETING OF MEMBERS
____________, 2011

The undersigned Member of Carroll Community Bank (the "Bank") hereby constitutes and appoints C. Todd Brown and Brian L. Haight, or either of them, with full powers of substitution, to act as attorneys and proxies for the undersigned, to cast such votes as the undersigned is entitled to cast at the Special Meeting of Members of the Bank (the "Meeting") to be held at the Bank's main office, located at 1321 Liberty Road, Sykesville, Maryland, 21784, on ____day, _____, 2011, at __:00 p.m., Eastern Time, and at any and all adjournments thereof. They are entitled to cast all votes to which the undersigned is entitled, as described on the reverse side of this card.

THIS PROXY CARD, WHEN PROPERLY SIGNED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD, IF SIGNED, WILL BE VOTED "FOR" THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

PLEASE PROMPTLY VOTE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED PROXY REPLY ENVELOPE OR FOLLOW THE INTERNET OR TELEPHONE INSTRUCTIONS ON THE REVERSE SIDE.

THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY WRITTEN NOTICE TO THE SECRETARY OF THE BANK, BY VOTING A PROXY CARD BEARING A LATER DATE, OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL. NOT VOTING IS THE EQUIVALENT OF VOTING "AGAINST" THE PROPOSAL. PLEASE VOTE ALL PROXY CARDS THAT YOU RECEIVE. NONE ARE DUPLICATES.

VOTING DOES NOT REQUIRE YOU TO PURCHASE SHARES OF CARROLL BANCORP, INC. COMMON STOCK IN THE STOCK OFFERING.

(Continued and to be marked, dated and signed on the reverse side)

▲ FOLD AND DETACH THE ABOVE PROXY CARD HERE ▲

A detachable Stock Order Form is on the facing page. ➡

PROXY CARD

Please mark one of the following boxes.

	FOR	AGAINST
1. Approve an Amended Plan of Conversion of Carroll Community Bank, including new articles of incorporation of the Bank, pursuant to which: (a) the Bank will convert from a Maryland-chartered mutual (meaning no stockholders) savings bank to a Maryland state-chartered commercial bank, a stock form of organization; (b) Carroll Bancorp, Inc., a new Maryland corporation formed to be the holding company for the Bank, will purchase all of the capital stock issued by the Bank in connection with its conversion from mutual to stock form; and (c) Carroll Bancorp, Inc. will offer and sell shares of its common stock in an initial public stock offering.	☐	☐

The Board of Directors recommends a vote "FOR" the listed proposal.

The undersigned acknowledges receipt of a Notice of Special Meeting and attached proxy statement (and the accompanying prospectus) dated ______, prior to voting of this Proxy Card.

Note: Please vote all Proxy Cards you receive. None are duplicates.

Signature(s) x ____________________________________ Date: ____________, 2011

Important: Please sign your name exactly as it appears on this Proxy Card. Joint accounts need only one signature. When signing as an attorney, administrator, agent, officer, executor, trustee, guardian, etc., please add your full title to your signature. Corporate or partnership proxies should be signed by an authorized officer.

▲ FOLD AND DETACH THE ABOVE PROXY CARD HERE ▲

Your Vote Is Important

Not voting is equivalent to voting "against" the Plan of Conversion. Please vote all Proxy Cards received.

Internet and telephone voting are quick and simple ways to vote, available through 11:59 P.M., Eastern Time, on __________, 2011.

Your Internet or telephone vote authorizes the named proxies to cast your votes in the same manner as if you marked, signed and returned your Proxy Card by mail.

Internet		Telephone		Mail
www.myproxyvotecounts.com Use the Internet to vote your proxy. Have the Proxy Card in hand when you access the website. You will need to enter the 14 digit Control Number in the shaded box above. (Each Proxy Card has a unique Control Number.)	OR	1-(800) 830-3542 Use any touch-tone telephone to vote your proxy. Have your Proxy Card in hand when you call. You will need the 14 digit Control Number in the shaded box above. (Each Proxy Card has a unique Control Number.)	OR	Mark, sign and date your Proxy Card and return it in the enclosed Proxy Reply Envelope.

If you vote by Internet or by telephone, you do NOT need to return your Proxy Card by mail.

A detachable Stock Order Form is on the facing page.